UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2012

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

(a) On March 2, 2012, Plum Creek Timberlands, L.P. (the “Partnership”), a wholly owned operating subsidiary of Plum Creek Timber Company, Inc. (the “Company”), entered into a new credit agreement governing the terms of a $700 million revolving credit facility (the “Revolving Credit Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent, Joint Lead Arranger and lender, and several other financial institutions party thereto, as lenders. Under the Revolving Credit Agreement, the Partnership may borrow funds from time to time up to $700 million. The Revolving Credit Agreement replaces the Partnership’s $600 million revolving credit agreement previously entered into on December 14, 2010 with Bank of America, N.A. and several other financial institutions party thereto, as lenders. The $600 million revolving credit agreement was terminated on March 2, 2012 in connection with the execution of the Revolving Credit Agreement.

The Revolving Credit Agreement contains various provisions that are customary for a borrower with an investment grade debt rating. These provisions include the requirement that the Partnership maintain a minimum interest coverage ratio and not exceed a maximum leverage ratio, as well as restrictions on the Partnership’s ability to enter into certain sale and leaseback transactions, incur liens on its properties, and execute certain fundamental changes (e.g., merge, consolidate, dissolve, liquidate or sell substantially all of its assets to another party). Additionally, proceeds from timberland dispositions that occur after the Partnership and its subsidiaries cease to hold at least 4.25 million acres of timberlands must be used to purchase other properties or to repay indebtedness of the Partnership or its subsidiaries. The Revolving Credit Agreement also limits the ability of the Partnership’s subsidiaries to incur indebtedness, and contains customary event of default provisions. Borrowings under the Revolving Credit Agreement will bear interest at LIBOR, plus an applicable margin based on the Partnership’s debt rating. Based on the Partnership’s debt rating as of March 2, 2012, the applicable margin (including a facility fee) for LIBOR rate borrowings is 1.25%. Borrowings will also be unsecured and unsubordinated obligations of the Partnership, and will rank equally with all of the Partnership’s other unsecured and unsubordinated indebtedness from time to time outstanding. The Revolving Credit Agreement matures on April 3, 2017.

On March 2, 2012, the Partnership also entered into a new credit agreement governing the terms of a $450 million term loan (“Term Loan Agreement”) with Northwest Farm Credit Services, PCA, as Administrative Agent, Joint Lead Arranger and lender, and CoBank, ACB, as Syndication Agent, Joint Lead Arranger and a participant lender through Northwest Farm Credit Services. Under the Term Loan Agreement, the Partnership may borrow on a delayed draw basis in a single advance up to $450 million during the period from March 2, 2012 to and including July 11, 2012. The Partnership expects to borrow the full $450 million under the Term Loan Agreement on or about July 10, 2012, the maturity date of the Partnership’s currently outstanding $350 million term loan (the “Outstanding Term Loan”). The Term Loan Agreement contains various provisions that are customary for a borrower with an investment grade debt rating, and are substantially the same as those in the Revolving Credit Agreement. This borrowing will bear interest for each interest period at LIBOR plus 1.50%. In addition, the Partnership expects to receive patronage refunds under the Term Loan Agreement. Patronage refunds are distributions of profits from banks in the farm credit system, which are cooperatives that are required to distribute profits to their members. The Partnership expects that, after giving effect to patronage distributions, the effective interest rate on the term loan will be LIBOR plus approximately 1.00%. The Term Loan Agreement matures on April 3, 2019.

Goldman Sachs Bank USA is a lender under the Revolving Credit Agreement; and an affiliate of Goldman Sachs Bank has, from time to time, performed, and may in the future perform, various financial advisory, investment banking and general financing services for the Company and the Partnership. Each financial institution party to the Term Loan Agreement is also a lender under the Revolving Credit Agreement. The Bank of Tokyo-Mitsubishi UFJ, LTD., Seattle Branch, The Northern Trust Company, Northwest Farm Credit Services, The Royal Bank of Scotland, plc and Bank of America, each a lender under the Revolving Credit Agreement, are also lenders under the Outstanding Term Loan.

For a complete description of the terms and conditions of these credit agreements, please refer to the Revolving Credit Agreement, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 10.1, and the Term Loan Agreement, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 10.2.

Item 1.02	Termination of a Material Definitive Agreement

(a) The information set forth in Item 1.01(a) of this Current Report on Form 8-K is incorporated herein by reference.

Section 2. Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) The information set forth in Item 1.01(a) of this Current Report on Form 8-K is incorporated herein by reference.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are filed with this report:

Exhibit No.

10.1	Revolving Credit Agreement, dated as of March 2, 2012, by and among Plum Creek Timberlands, L.P., Wells Fargo Bank, National Association, as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Royal Bank of Scotland plc, JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as Syndication Agents, CoBank, ACB and Northwest Farm Credit Services, PCA, as Documentation Agents, Wells Fargo Securities, LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., RBS Securities Inc., J.P. Morgan Securities LLC, U.S. Bank National Association, CoBank, ACB and Northwest Farm Credit Services, PCA, as Joint Lead Arrangers and as Joint Book Runners, and the other lenders party thereto.

10.2	Term Loan Agreement, dated as of March 2, 2012, by and among Plum Creek Timberlands, L.P., Northwest Farm Credit Services, PCA, as Administrative Agent, CoBank, ACB, as Syndication Agent, Northwest Farm Credit Services, PCA, and CoBank, ACB, as Joint Lead Arrangers and as Joint Book Runners, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer

DATED: March 5, 2012

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.

10.1	Revolving Credit Agreement, dated as of March 2, 2012, by and among Plum Creek Timberlands, L.P., Wells Fargo Bank, National Association, as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Royal Bank of Scotland plc, JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as Syndication Agents, CoBank, ACB and Northwest Farm Credit Services, PCA, as Documentation Agents, Wells Fargo Securities, LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., RBS Securities Inc., J.P. Morgan Securities LLC, U.S. Bank National Association, CoBank, ACB and Northwest Farm Credit Services, PCA, as Joint Lead Arrangers and as Joint Book Runners, and the other lenders party thereto.

10.2	Term Loan Agreement, dated as of March 2, 2012, by and among Plum Creek Timberlands, L.P., Northwest Farm Credit Services, PCA, as Administrative Agent, CoBank, ACB, as Syndication Agent, Northwest Farm Credit Services, PCA, and CoBank, ACB, as Joint Lead Arrangers and as Joint Book Runners, and the lenders party thereto.